Other Warrants	6 Months Ended
Jun. 30, 2016
Accounting Changes and Error Corrections [Abstract]
Other Warrants

13. Other Warrants

Preferred Stock Warrants

In February 2015, the Company issued warrants to a private company Series D investor warrants to purchase 3,750 private company Series D shares. The exercise price of the warrants are $10.00 per share. All private company Series D warrants were exercised and converted to private company common shares as part of the conversion Series D shares.